EQUIPMENT, NET (Tables)	12 Months Ended
Jun. 30, 2026
Property, Plant, and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Equipment, net consisted of the following:

	As of June 30,
	2026	2025
Machinery and equipment	$393,362	$372,578
Transportation equipment	77,145	73,069
Office equipment	23,534	22,290
Total	494,041	467,937
Less: accumulated depreciation	(236,500)	(174,914)
Equipment, net	$257,541	$293,023